UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM N-CSR/A


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES




                  Investment Company Act file number 811-06199
                                                     ---------

                       The Nottingham Investment Trust II
                       ----------------------------------
               (Exact name of registrant as specified in charter)


116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                Julian G. Winters
116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 252-972-9922
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2006
                                              --------------




                                Explanatory Note
                                ----------------

The registrant is filing this Amendment to its Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR filed with the U.S. Securities and Exchange Commission on June 9, 2006 for the period ended March 31, 2006 to amend Item 1 "Reports to Stockholders" to replace certain of the annual managers' discussion of fund performance letters and to update certain annual performance and rankings information included in such annual reports. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR or modify or update the disclosures therein in any way.

Item 1.    REPORTS TO STOCKHOLDERS.




Dear Shareholder,

Enclosed is a copy of the revised annual Manager's Discussion of Fund Performance letter for the fiscal year ended March 31, 2006 for the EARNEST Partners Fixed Income Trust ("Fund"). The enclosed letter replaces the prior version that you received in May of 2006 enclosed with the Fund's 2006 Annual Report and has been revised to reflect additional information regarding the Lipper rankings of the Fund. Please refer to these pages along with your copy of the 2006 Annual Report for information concerning the Fund's fiscal year ended March 31, 2006. Please contact us at 1-800-773-3863 if you have questions or would like more information.

Sincerely,

EARNEST Partners, LLC

EARNEST Partners Fixed Income Trust                               April 18, 2006


Dear Shareholders of the EARNEST Partners Fixed Income Trust:

     Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the "Fund") for the fiscal year ended 31 March 2006. For the fiscal year, the Fund's total return was +2.36%, beating its benchmark, the Lehman Brothers Aggregate Bond Index, by 10 basis points. In the Lipper Intermediate Investment Grade Debt Funds category, the Fund ranked 93 out of 470, 121 out of 320, and 57 out of 145 for the one year, five year, and ten year periods, respectively.

     In spite of rising interest rates and a flattening yield curve, the fund managed to post a positive result. As a bottom-up manager, we tend to underweight long bonds because so few of the kinds of bonds we are comfortable owning are available with long maturities. This unintentional stance has worked against us as short rates went up while long rates remained steady and even came down. This was a notable "conundrum" in the market. Finally, we have seen the long end start to crack with the yield on the 30-year Treasury going up 14 basis points for the year. A little change in yield can have a big impact on the price change for a long maturity bond. The slope of the yield curve tends to be cyclical and we believe that this rate shift should work in our favor going forward.

     A year ago we wrote that the largest sector in the benchmark, the single-family Mortgage-Backed Securities (MBS) sector, seemed rich with option-adjusted spreads (OAS) near historically low levels. This year, the MBS sector was the worst performing spread sector in the benchmark on a duration-adjusted return basis, posting only four basis points higher return than Treasuries of comparable duration according to Lehman Brothers Fixed Income Research Global Family of Indices. We remain underweighted in MBS but have started to buy as the sector cheapens.

     We remain committed to managing a portfolio with an emphasis on high quality securities. Interest rates remain on the low end of the historical range, which means that over the short run, changes in spreads can have a big but fleeting impact on a portfolio's performance either good or bad. We will stick to searching for yield while preserving capital and believe the fund will benefit from this strategy in the quarters to come.

Very truly yours,

 /s/ Douglas Folk

EARNEST Partners, LLC
Douglas Folk, CFA

This letter reflects our analysis and opinions as of 18 April 2006. The information is not a complete analysis of every aspect of any market, industry, security or fund. Statements of fact have been obtained from sources considered by the advisor to be reliable.

Dear Shareholder,

Enclosed are copies of revised annual Manager's Discussion of Fund Performance letters for the fiscal year ended March 31, 2006 for The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management Mid-Cap Fund. The enclosed letters replace the prior versions that you received in May of 2006 enclosed with the 2006 Annual Report and have been revised to reflect additional information regarding the Morningstar and Lipper rankings of these particular funds. Also enclosed is a copy of the annual Performance Update page for The Brown Capital Management International Equity Fund ("BCM International Fund"). This page has been updated to reflect revised performance information regarding the benchmark indices for the BCM International Fund. Please refer to these revised documents along with your copy of the 2006 Annual Report for information concerning the funds' fiscal year ended March 31, 2006. Please contact us at 1-800-773-3863 or 1-877-892-4BCM if you have questions or would like more information.

Sincerely,

Brown Capital Management, Inc.

The Brown Capital Management Balanced Fund

Performance

Your Balanced Fund trailed the broad market index as measured by the S&P 500 Total Return Index by 0.63% for the Fund's fiscal year ending March 31, 2006, but outpaced the Weighted 75% S&P 500 Total Return Index and 25% Lehman Government/Credit Index by 1.8% for the same period. Your Fund trailed its 382 peer funds in the Lipper Flexible Portfolio Funds Index earning a 54th percentile ranking for the fiscal year ending March 31, 2006 (the 5 year Lipper ranking was 99th percentile out of 210 funds in the category and the 10 year Lipper ranking was 92nd percentile out of 88 funds in the category). Since your Fund is an aggressively weighted Balanced Fund, performance is most often driven by the equity portion of your portfolio that maintains a weighting of 75% compared to the fixed income weighting of 25%. Balanced funds that are more traditional maintain equity weightings of 50%-60% and fixed income weightings of 40%-50%. Importantly, the equity portion of your portfolio is similar to the Brown Capital Management Equity Fund.

Portfolio Review

Improved performance in the Equity Fund contributed favorably to your Balanced Fund's performance (additional information on the equity portion of your Fund may be found in the Portfolio Review section of the Equity Fund annual report). Unlike last year, the fixed income portion of your Balanced Fund modestly detracted from performance. The need to reinvest maturing bonds in a lower interest rate environment resulted in a shortened yield to maturity and a slightly reduced coupon. Consistent with the Balanced Fund's objective, income is secondary and the fixed income portion of your portfolio is most successful when reducing your Fund's overall volatility.

Outlook

We are confident in the outlook for your Balanced Fund. As discussed in the Equity Fund report, we are working to improve the elements of our investment process most useful in identifying possible exceptional "Growth at a Reasonable Price" stocks. Given the sizeable equity weighting of your Balanced Fund, it is imperative that our stock selection produces favorable long-term performance. We believe your Fund is favorably positioned to achieve this while maintaining high quality fixed income exposure that will reduce volatility year over year. We recognize that our Balanced Fund investors often seek broad market returns, with lesser risk. It is our steadfast belief that the equity and fixed income weightings in your Fund should enable this type of risk/reward trade-off to occur today and into the future.

The Brown Capital Management Equity Fund

Performance

The Equity Fund, focused on investing in large cap growth companies at reasonable prices, outpaced both broad market and stylized indices in the fiscal year ending March 31, 2006 primarily due to stock selection. Your Fund outpaced the broad market index, the Standard & Poor's 500 Total Return Index (S&P 500), by 1.91% and the stylized index, the Russell 1000 Growth Index, by 0.49% over the same period. Your Fund trailed industry peers as ranked by Mornigstar and Lipper. The Fund was in the 59th percentile out of 1630 mutual funds in Morningstar's Large Cap Growth Category and in the 55th percentile out of 694 mutual funds in Lipper's Large Cap Growth Equity Fund Index. The 5 year ranking relative to Morningstar's Large Cap Growth was 74th percentile out of 1,077 funds in the category and the 10 year ranking was 78th percentile out of 389 funds in the category. The 5 year ranking relative to Lipper's Large Cap Growth Equity Fund Index was 70th percentile out of 479 funds in the category and the 10 year ranking was 79th percentile out of 163 funds in the category.


Portfolio Review

As Growth at a Reasonable Price (GARP) investors, your Fund's long-term record is typically the result of sound stock selection. As indicated by trailing performance when compared to broad market and stylized indices, as well as the appropriate peer groups, your Fund's longer term performance remains sub-par primarily because of very difficult years in 1999 and 2004. Thankfully, our investment philosophy and process date back to the firm's inception in 1983, resulting in useful insights that help us identify stocks with above-average potential over long periods. That experience helped us deliver improved performance this year.

The S&P 500 delivered solid performance over the past year. The sectors contributing most to its success were Financials, Energy and Consumer Discretionary. In an environment where value stocks outperformed growth stocks as evidenced by the 13.31% return of the Russell 1000 Value compared to the 13.14% return of the Russell 1000 Growth, your Fund posted solid returns. The sectors leading to outperformance over the broad market index were Energy, Consumer Discretionary and Industrials. One of our lessons learned in the recent past was the need to identify growth companies in "untraditional" areas. Historically, it was unlikely that we would expect to find names that satisfy our GARP criteria in the Energy sector. Despite being underweight this sector, compared to the benchmark, our stock selection drove significant outperformance that contributed favorably to your annual return. Conversely, as a growth manager we were more likely to find traditional GARP names in the Consumer Discretionary sector. We were overweight this sector compared to the benchmark which also contributed favorably to your annual return.

Quantifying results against industry peers is far more difficult and even less precise. We believe that a commitment to our time-tested approach ultimately dictates our competitiveness against industry peers, not positioning ourselves to competitive products. It is an approach that has long served us well.

Outlook

You can be confident that we will remain disciplined GARP investors but continue to make the extra effort needed to build on our improved record. We know that is a very competitive asset class as evidenced by the increasing number of "peer" managers. There were only 308 managers in Morningstar's Large Growth Category in 1995, while today there are over 1,700. Importantly, fewer "active" managers outpace the broad market benchmark annually making indexing an attractive alternative for many. While this decision by investors is logical, we remain convinced that active management continues to be useful for investors willing to incur risk for reward. Our firm was built on this premise and continues to believe, as evidenced by our launch of your Fund in 1992, that true investors are rewarded in the long run.

The Brown Capital Management Small Company Fund

Performance

Your Small Company Fund outpaced the broad market and stylized index for your Fund's fiscal year ending March 31, 2006. The reason for the outperformance was stock selection. Your Fund beat the broad market, as measured by the S& P 500 Total Return Index, by 17.35% and the stylized small cap growth index, the Russell 2000 Growth Index, by 1.23%. The results are also improving when compared to the Fund's peers as it earned a 25th percentile ranking in both the Morningstar's Small Growth Category, which is comprised of 781 funds (the 5 year Morningstar ranking was 78th percentile out of 524 funds in the category and the 10 year Morningstar ranking was 34th percentile out of 182 funds in the category), and Lipper's Small Cap Growth Fund Index, which is comprised of 538 funds (the 5 year Lipper ranking was 75th percentile out of 368 funds in the category and the 10 year Lipper ranking was 31st percentile out of 118 funds in the category). We are very pleased that the Fund broke a three-year period of underperformance, primarily through a steadfast commitment to companies that, at one time, drove the aforementioned underperformance.

Portfolio Review

We restate the following annually, but given the uniqueness of our investment approach it is worth repeating. As many of our investors understand, we are not benchmark oriented and do not seek to construct a portfolio using traditional definitions or guidelines. While we are justifiably categorized as a small "cap" growth manager, our efforts to unearth exceptional small companies with the wherewithal to become exceptional large companies has nothing to do with capitalization. We believe that small companies are better-measured using operating revenue. Most small cap growth managers place sector and security "bets" against a stylized benchmark like the Russell 2000 Growth Index. We believe that exceptional small companies may not appear in a conventional index, let alone be properly categorized making sector or security "bets" useless. We focus on investing in companies that we believe will deliver exceptional returns over long periods. While we are fundamentally different, we understand that as an active manager, we are compared to conventional benchmarks and peer groups. Thanks to the uniqueness of our approach, it should be no surprise that we do not communicate our successes or failures in conventional terms.

Stock selection will always drive your Fund's performance. For some time we awaited the return of capital spending to boost the companies in our Business Services (24%) and Information/Knowledge Management (14%) sectors. We view many of the companies we own in these areas as producers of mission critical systems. In the turbulent economic environments of recent years, companies did their best to quantify the true value these systems added given budget tightening. Pursuant to their research, and more favorable economic conditions, corporate spending returned and companies that provide true mission critical systems and solutions for these organizations benefited, in turn, so did your Fund. The remaining sectors, Medical/Healthcare (21%), Industrial Products & Systems (21%) and Consumer Related (12%) were all contributors. The fact that our improved performance was so broad-based supports our belief that your Fund is, and was, healthy across all sectors as there was concern during our periods of underperformance that either our investment process or companies in the portfolio were fundamentally flawed. Additionally, a number of holdings were acquired out of the portfolio at significant premiums: Advanced Neuromodulation Systems, Concord Communications and Cuno, Inc. This is reminiscent of a trend that preceded our recent period of underperformance. While we do not buy exceptional small companies with the expectation that they will be bought out of your Fund, we have benefited historically from this type of activity.

Outlook

We are pleased with the improving performance of your Fund but recognize that performance in recent years met neither your expectations nor our own. There is still much work to be done. While it is early, we believe that our improvement can be attributed partially to lessons learned as well as remaining committed to the elements of our process that continue to make us unique. We believe that the longer-term performance of your Fund is evidence that investing in small companies, not small "caps," continues to have merit and we appreciate the patience and confidence you displayed by remaining a shareholder.

The Brown Capital Management Mid-Cap Fund Institutional Class
The Brown Capital Management Mid-Cap Fund Investor Class

Performance

Your Mid-Cap Fund outpaced the broad market, but trailed the stylized index for the fiscal year ending March 31, 2006. It outperformed the S&P 500 Total Return Index, by 6.71%, but underperformed the Russell Midcap Growth Index by 4.25% on a total return basis. Your Fund's performance also trailed peer group averages for the fiscal year as measured by Morningstar's Mid-Cap Growth Category and Lipper's Mid-Cap Growth Equity Fund Index ranking in the 79th percentile out of 929 funds and in the 81st percentile out of 556 funds, respectively. The 3 year ranking relative to Morningstar's Mid-Cap Growth Category was 86th percentile out of 796 funds in the category. The 3 year ranking relative to Lipper's Mid-Cap Growth Equity Fund Index was 87th percentile out of 460 funds in the category.


Portfolio Review

Most of your Fund's underperformance is attributable to sector allocation, a result of our stock selection process. Consistent with that observation, it is our expectation that outperformance will most frequently be derived from our stock selection skills which are often attributed to our time-tested Growth at a Reasonable Price (GARP) investment philosophy that dates back to the firm's inception in 1983.

The sectors that contributed most to the performance of the stylized index, the Russell Mid Cap Growth, were Technology, Financial Services and Energy. Of these three sectors, your Fund was underweight in Technology and Financial Services. The underweight and stock selection in former drove the lion share of your Fund's underperformance. Conversely, solid stock selection in producer durables, consumer Discretionary and Energy contributed favorably to your Fund's performance over the year. Our missteps in the technology sector are uncharacteristic given our history as GARP manager.

For the first year in some time, the Russell Mid Cap Growth Index outperformed the Russell Midcap Value Index, if only by 2.38%. This does not reverse a longer-term trend as evidenced by 3 and 5 year returns where value outperformed growth on an annualized basis by 3.64% and 5.75%, respectively. This year we noticed a return to traditional growth sectors driving performance in the Russell Midcap Growth Index, which, as growth investors, we view as a favorable trend. We are working harder to identify exceptional growth companies in both traditional and non-traditional growth sectors. If the growth index, and the sectors that drive it, emerge in leadership roles we believe that your Fund will benefit from not only stock selection, our traditional strength, but sector performance as well.

Outlook

We remain optimistic about the long-term performance prospects for your Fund, despite our recent missteps in the area of stock selection. While the Fund has yet to outpace the stylized index or median performers in its peer group over the Fund's history, we believe that our 3 to 5 year investment horizon will soon bear fruit given the Fund's inception date of September 20, 2002.

As noted last year, of equal importance is your Fund's total expense ratio that, while competitive, has yet to benefit from the critical mass of assets needed to drive it below the expense "cap" placed on the Fund. We remain committed to this "cap" to ensure investors receive a competitively priced product, but the probability of outperformance would be improved with lower fees, as it would for any manager. Our ultimate goal is for investors to benefit from long-term cash flows that will ultimately drive this expense ratio below its current level.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from May 28, 1999 (Commencement of Operations) to March 31, 2006

---------------------------------------------------------------------- -------------------------------------------------------------
 [Line Graph Here]                                                     Performance Returns for the periods ended March 31, 2006.
---------------------------------------------------------------------- -------------------------------------------------------------
              The Brown Capital   MSCI All Country        MSCI EAFE    --------------------------- ---------- ---------- -----------
               Management Int'l   World Free EX USA     International  Average Annual                 One       Five        Since
                Equity Fund          Gross Index         Gross Index   Total Returns                 Year       Year     Inception*
                -----------          -----------         -----------   --------------------------- ---------- ---------- -----------
  5/28/1999       $10,000             $10,000             $10,000      The Brown Capital            19.88%      7.95%       5.75%
  3/31/2000        11,856              12,274              12,049      Management
  3/31/2001         9,998               8,982               8,956      International Equity Fund
  3/31/2002         9,352               8,462               8,220      --------------------------- -------------- ------------------
  3/31/2003         6,538               6,585               6,333                                      Since        Final Value of
  3/31/2004        10,593              10,531              10,016      Cumulative Total
  3/31/2005        12,228              12,231              11,567      Investment Returns           Inception*    $10,000 Investment
  3/31/2006        14,659              15,671              14,452      --------------------------- -------------- ------------------
                                                                       The Brown Capital              46.59%           $14,659
                                                                       Management International
                                                                       Equity Fund
                                                                       --------------------------- -------------- ------------------
                                                                       MSCI All Country World         56.71%           $15,671
                                                                       Free EX USA Gross Index
                                                                       --------------------------- -------------- ------------------
                                                                       MSCI EAFE International
                                                                       Gross Index                    44.52%           $14,452
                                                                       --------------------------- -------------- ------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                       * The Fund's inception date - May 28, 1999 (Commencement of
                                                                          Operations).
------------------------------------------------------------------------------------------------------------------------------------
This graph assumes an initial  investment of $10,000 at May 28, 1999  (Commencement of Operations).  All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the "Fund") versus the
MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally  managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.
------------------------------------------------------------------------------------------------------------------------------------

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.


Fund Expenses
--------------------------------------------------------------------------------
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example                              Beginning Account Value         Ending Account Value              Expenses Paid
                                                 October 1, 2005                March 31, 2006                During Period*
------------------------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00                     $1,133.60                       $10.64
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000.00                     $1,014.96                       $10.05
------------------------------------------------------------------------------------------------------------------------------------
* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund's annualized  six-month expense ratio is 2.00%. The values under "Expenses Paid During Period" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Item 2.  CODE OF ETHICS.


(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officers, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments to any provisions of such code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from any provision of such code of ethics.


(e)      Not applicable.


(f)(1) A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officer is filed pursuant to
         Item 12(a)(1) below.




Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


(a)(1) The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.


(a)(2) Mr. James H. Speed, Jr. is the audit committee financial expert and he is "independent" for purposes of Item 3 of Form N-CSR.


(a)(3)   Not applicable.





Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - Audit fees for the registrant for the fiscal years ended March 31, 2005 and March 31, 2006 are reflected in the table below. These amounts represent aggregate fees billed by the registrant's former independent accountant, Deloitte & Touche LLP ("Former Accountant"), for the fiscal year ended March 31, 2005 and Briggs, Bunting & Dougherty, LLP for the fiscal year ended March 31, 2006
         ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings.

         --------------------------------------------------------- -------------- -------------
                        Fund                                            2005          2006
         --------------------------------------------------------- -------------- -------------
         EARNEST Partners Fixed Income Trust                          $13,750        13,000
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Equity Fund                     $14,250        11,000
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Balanced Fund                   $14,250        13,000
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Small Company Fund              $17,750        14,000
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management International Equity Fund       $15,250        15,000
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Mid-Cap Fund                    $15,250        11,000
         --------------------------------------------------------- -------------- -------------

(b) Audit-Related Fees - There were no additional fees billed in the fiscal years ended March 31, 2005 and March 31, 2006 for assurance and related services by the Former Accountant or Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees - The tax fees billed in the fiscal years ended March 31, 2005 and March 31, 2006 for professional services rendered by the Former Accountant and Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

         --------------------------------------------------------- -------------- -------------
                        Fund                                            2005          2006
         --------------------------------------------------------- -------------- -------------
         EARNEST Partners Fixed Income Trust                          $4,875         1,500
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Equity Fund                     $4,875         1,500
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Balanced Fund                   $4,875         1,500
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Small Company Fund              $4,875         1,500
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management International Equity Fund       $4,875         1,500
         --------------------------------------------------------- -------------- -------------
         The Brown Capital Management Mid-Cap Fund                    $4,875         1,500
         --------------------------------------------------------- -------------- -------------

(d) All Other Fees -There were no other fees billed by the Former Accountant and Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1) The registrant's Board of Trustees pre-approved the engagement of the Former Accountant and Accountant for the last two fiscal years at an audit committee meeting of Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

   (2)   There were no services as described  in each of  paragraph  (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g) Aggregate non-audit fees billed by the Former Accountant and Accountant, to the registrant for services rendered during the fiscal years ended March 31, 2005 and 2006 were $29,250 and $9,000, respectively. There were no non-audit fees billed by Former Accountant or Accountant for services rendered to the registrant's investment advisers, or any other entity controlling, controlled by, or under common control with the registrant's investment advisers.

(h)      Not applicable.




Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


         Not applicable.




Item 6.  SCHEDULE OF INVESTMENTS.


         A copy of the schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.





Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


         Not applicable.





Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


         Not applicable.





Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


         Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.


         None.





Item 11. CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officers and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. EXHIBITS.


(a)(1)   Code of Ethics  required  by Item 2 of Form N-CSR is filed  herewith as
         Exhibit 12.(a)(1).


(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).


(a)(3)   Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II


By: (Signature and Title)        /s/ Tracey L. Hendricks
                                 ___________________________________
                                 Tracey L. Hendricks
                                 Treasurer, Assistant Secretary, and Principal
                                 Financial Officer

Date: November 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By: (Signature and Title)        /s/ Douglas S. Folk
                                 ___________________________________
                                 Douglas S. Folk
                                 President and Principal Executive Officer,
                                 EARNEST Partners Fixed Income Trust

Date: November 30, 2006



By: (Signature and Title)        /s/ Keith A. Lee
                                 ___________________________________
                                 Keith A. Lee
                                 Trustee, The Nottingham Investment Trust II
                                 Vice President and Principal Executive Officer,
                                 The Brown Capital  Management  Equity Fund, The
                                 Brown Capital  Management  Balanced  Fund,  The
                                 Brown  Capital  Management  Small Company Fund,
                                 The  Brown  Capital  Management   International
                                 Equity Fund,  and The Brown Capital  Management
                                 Mid-Cap Fund

Date: November 30, 2006







By: (Signature and Title)        /s/ Tracey L. Hendricks
                                 ___________________________________
                                 Tracey L. Hendricks
                                 Treasurer, Assistant Secretary, and Principal
                                 Financial Officer, The Nottingham
                                 Investment Trust II

Date: November 29, 2006